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                                                                   EXHIBIT 10.16

               INVESTMENT REPRESENTATIONS AND REGISTRATION RIGHTS


                                December 13, 1996


Urohealth Systems, Inc.
Five Civic Plaza, Suite 100
Newport Beach, California 92660

Ladies and Gentlemen:

     Reference is made to that certain License Agreement dated as of December 13, 1996 (the "AGREEMENT") between Urohealth Systems, Inc., a Delaware corporation (the "COMPANY"), and Vista Medical Technologies, Inc., a Delaware corporation ("VISTA"). Pursuant to the Agreement, Vista will license certain technology to the Company in exchange for, among other consideration, shares of Common Stock of the Company (the "STOCK").

     Vista represents and warrants to, and agrees with, the Company as follows:

     1. Vista has been advised that the issuance of the Stock to Vista pursuant to the Agreement will not be registered with the Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended ("ACT"), and, therefore, the Stock will constitute "restricted securities" within the meaning of Rule 144 promulgated under the Act. Vista has been advised that dispositions of the Stock, under current law, may only be made in accordance with the provisions of Rule 144 under the Act, pursuant to an effective registration statement under the Act or pursuant to an exemption provided thereunder. Vista understands that the provisions of Rule 144 currently restrict sales of the Stock during the two year period after the issuance of the Stock, and permit sales, in general, only while the Company is subject to the requirements to file, and is filing, periodic reports under
Section 13 or 15(d) of the Securities Exchange Act of 1934, in brokers' transactions (or transactions directly with a market maker) where the aggregate number of shares sold at any time, together with all sales of restricted shares of Common Stock of the Company sold for Vista's account during the preceding three month period, does not exceed the greater of (i) one percent of the number of shares of Common Stock of the Company outstanding or (ii) the average weekly volume of trading in shares of Common Stock of the Company on all national securities exchanges, and/or reported through the automated quotation system of a registered securities association, during the four week period preceding any such sale.

     2. Vista understands that except as provided in paragraph 4 below, the Company is under no obligation to register the sale, transfer or other disposition of the shares of the Stock that Vista will receive under the Agreement or to take any other action necessary in order to obtain compliance with an exemption from registration that may be available.

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Urohealth Systems, Inc.
December 13, 1996
Page 2

     3. Vista understands that stop transfer instructions may be given to the Company's transfer agent with respect to the Stock and that there will be placed on the certificates for such shares, or any substitution therefor, a legend to the foregoing effect.

     4. Vista understands that, pursuant to the terms and conditions of the Agreement, the Company hereby grants to Vista certain rights with respect to the registration of the Stock which it will receive under the Agreement, which rights are as follows:

          (a)  PARTICIPATION REGISTRATION.  Subject to paragraph (b) of this
Section 4, if the Company shall, at any time after the date hereof and on or prior to 24 months following the date on which the Stock is issued under the Agreement (or such earlier date on which Vista is then able to dispose of the Stock pursuant to Rule 144 under the Act), propose the registration under the Act of an offering of shares of Common Stock of the Company, the Company shall give written notice as promptly as possible of such proposed registration to Vista and will use reasonable efforts to cause to be included in the registration statement such number of shares of the Stock owned by Vista as it shall request (the "REQUESTED SHARES"), within 15 days after the giving of such notice, such shares to be included, upon the same terms (including the method of distribution) of any such offer; provided that (A) the Company shall not be required to give notice or include the Requested Shares in any such registration if the proposed registration is not to be made on Form S-1 or Form S-3 (or a form similar thereto) or is primarily (i) a registration of a stock option or compensation plan or of securities issued or issuable pursuant to any such plan, or (ii) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; and (B) the Company may, in its sole discretion and without the consent of Vista, withdraw such registration statement and abandon the proposed offering in which Vista had requested to participate.

          (b) REDUCTION. Vista acknowledges and agrees that the rights granted hereunder are subject to the existing rights of parties to that certain Registration Rights Agreement, dated May 13, 1996, among the Company and the stockholders identified therein (the "EXISTING REGISTRATION RIGHTS AGREEMENT"), and the rights granted hereunder shall in no event exceed the rights of Miscellaneous Shares (as defined in the Existing Registration Rights Agreement) under such agreement. In the event that the Company is advised by its investment banking firm that, in its reasonable opinion, the number of Requested Shares will interfere with the orderly sale and distribution of the shares of Common Stock being offered by the Company or the holders under the Existing Registration Rights Agreement, the Company shall not be required to include the Requested Shares in the registration.

          (c) INDEMNIFICATION. The Company shall provide Vista with the usual and customary indemnification in connection with any registration pursuant hereto.

          (d) REGISTRATION EXPENSES. The Company shall bear all reasonable costs and expenses incurred with any registration pursuant to paragraph (a) above, except that Vista will pay for the fees and expenses of its counsel and its pro rata portion of the

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Urohealth Systems, Inc.
December 13, 1996
Page 3

underwriters' discounts, commissions or other compensation and any applicable transfer taxes.

          (e) ASSIGNMENT. Vista shall have the right to assign the rights granted to it hereunder in connection with the sale or transfer of all or a portion of the Stock; provided, that such transferee receives at least 25% of the Stock issued to Vista under the License Agreement.

          (f) SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company will not, without the prior written consent of Vista, enter into any agreement with any holder or prospective holder of securities of the Company which would allow such holder or prospective holder to include such securities in a registration filed under Section 4(a) or otherwise unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of the Stock which is included. Notwithstanding the provisions of this subparagraph (f) to the contrary, the Company shall only be restricted in granting rights to a holder or prospective holder which rights would give such holder priority over the registration rights granted Vista hereunder and nothing herein shall prevent the Company from granting demand registration rights which have a priority in connection with any demand to a holder or prospective holder (excluding any holder or prospective holder who is granted those rights in connection with a joint venture between such holder and the Company or other similar corporate partnering arrangement).

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Urohealth Systems, Inc.
December 13, 1996
Page 4


     Vista acknowledges that it has carefully read this letter and discussed its requirements and other applicable limitations upon the sale, transfer or other disposition of the shares of Common Stock to be acquired by it under the Agreement, to the extent it felt necessary, with its counsel.

                    Very truly yours,
                    VISTA MEDICAL TECHNOLOGIES, INC.


                    By:   /s/ John Lyon
                       ----------------------
                    Name:  John Lyon
                    Title: President


Accepted and agreed to this
13th day of December, 1996

UROHEALTH SYSTEMS, INC.



By:   /s/ Kevin M. Higgins
   --------------------------------
Name:  Kevin M. Higgins
Title: Senior Vice President